UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)

September 23, 2004

Innovate Oncology Inc
(Exact name of registrant as specified in its charter)

                                       Nevada                                  33-55254-28                              87-0438641
                  (State or other jurisdiction           (Commission                             (IRS Employer
                   of incorporation)                              File Number)                           Identification No.)

712 Fifth Avenue, 19th Floor New York, NY 10019
(Address of principal executive offices)

Registrant's telephone number, including area code 646-723-8944

Hampton Berkshire Insurance and Financial, Inc, 378 North Main, #124; Layton, UT 84041
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant's Business and Operations Item 1.01 Entry into a Material Definitive Agreement. The Registrant has previously reported that it entered into an Agreement effective August 23, 2004. Wherein it agreed, subject to certain conditions, to acquire all of the outstanding common stock of Innovate Oncology, Inc., a Delaware Corporation, in exchange for 15,900,000 common shares of the Registrant. This transaction (the "Acquisition"), which was effective

October 1, 2004, was preceded by a 3.8 to 1 reverse split of the Registrant's outstanding common stock, thus reducing its pre-acquisition outstanding common shares from 5,522,319 to 1,453,242. After the issuance of the 15,900,000 shares in the Acquisition, the Registrant has 17,353,242 shares of its common stock issued and outstanding.

The Registrant has also effected the following: (1) changed its corporate name from Hampton Berkshire and Financial, Inc. to Innovate Oncology, Inc., (2) changed its corporate address to New York , and (3) had a complete change of corporate officers and directors.

Section 2- Financial Information Item 2.01 Completion of Acquisition or Disposition of Assets. See item 1.01 above. The parties to the Acquisition were unrelated third parties prior to the completion of the Acquisition and the terms thereof were negotiated on an arms- length basis. Item 2.02 Results of Operations and Financial Condition. Management's Financial Plan of Operation and Financial Statements for Innovate Oncology, Inc., are attached hereto as

Exhibits.

Section 3- Securities and Trading Market

Item 3.02 Unregistered Sales of Equity Securities. Pursuant to the Acquisition described in Section 1 hereof, the Registrant issued 15,900,000 common shares to the shareholders of Innovate Oncology, Inc., in a nonpublic issuance exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(1), Section 4(6) and/or Regulation D. The shareholders were all accredited investors. Section 5- Corporate Governance and Management

Item 5.01 Changes in Control of Registrant. Pursuant to the term of the Acquisition described in Section 1 hereof, the sole outstanding officer and director of the Registrant resigned effective October 1, 2004 and a new Board of Directors was elected and new officers were appointed. The names, positions and background information for new management is set forth herein in Exhibit 9-A.

Also as a part of the Acquisition, the Registrant issued 15,900,000 shares to the shareholders of Innovate Oncology, Inc., which constitutes voting control of the Registrant. As a part of the Acquisition, Lionel Drage resigned as the sole officer and director of the Registrant and the following two persons were appointed as the principal executive, financial, operating, and accounting officers of the Registrant.

Name                                         Positions

Nigel Rulewski CEO, President & Director

Alan Bowen CFO, Secretary-Treasurer &

Director

All other officers and directors of the Registrant are set forth in Exhibit 9-A, attached hereto. Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The Registrant recently amended its articles of to change its corporate name to Innovate Oncology, Inc., and to put of record the 3.8 to 1 reverse stock split effective September 28, 2004.

Section 9- Financial Statements and Exhibits. The following financial statements are filed as a part of this report:

(a) Audited Financial Statements as of August 31, 2004, on behalf of Innovate Oncology, Inc. (b) Proforma financial statements reflecting the Acquisition are attached hereto.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. Innovate Oncology, Inc.

Date: October 15, 2004 by: /s/ Nigel Rulewski
Nigel Rulewski, CEO, President & Director

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders

Innovate Oncology, Inc.

We have audited the accompanying consolidated balance sheet of Innovate Oncology, Inc. and subsidiary (a development stage company) (the "Company") as of August 31, 2004, and the related consolidated statements of operations, stockholders' deficit and cash flows for the period ended August 31, 2004 and for the period from inception (July 21, 2004) to August 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, on a test basis, examination of evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Innovate Oncology, Inc. and subsidiaries as of August 31, 2004, and the results of their consolidated operations and cash flows for the period ended August 31, 2004 and for the period from inception (July 21, 2004 to August 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Cacciamatta Accountancy Corporation

Irvine, California

September 30, 2004

Innovate Oncology, Inc.
(A Development Stage Company)
Consolidated Balance Sheet

August 31, 2004

ASSETS			$ -

$ -

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
		Due to related parties	$ 214,238
		Accrued expenses	56,520

		Total current liabilities	$ 270,758

Commitments			$ -

STOCKHOLDERS' DEFICIT
Common Stock, par value $.000; 25,000,000 shares
		authorized, 1,500 issued and outstanding	$ -
		Additional paid in capital	-
		Deficit accumulated during development	(270,758)

		Total stockholders' deficit	$ (270,758)

TOTAL LIABILITIES	AND	STOCKHOLDERS DEFICIT	$ -

The accompanying notes are an integral part of these financial statements.

Innovate Oncology, Inc.
(A Development Stage Company)
Consolidated Statements of Operations

From inception
	Period ended	(July 21, 2004) to
	August 31, 2004	August 31, 2004

General and administrative expenses	$ 270,758	$ 270,758

Net loss	$ (270,758)	$ (270,758)

Basic and diluted
Weighted average shares outstanding	1,500

Net loss per share	$ (180.51)

The accompanying notes are an integral part of these financial statements.

Innovate Oncology, Inc.
(A Development Stage Company)
Consolidated Statement of Stockholders' Deficit

Defict
				Accumulated	Total
	Common Stock		Additional	During	Stockholders'
	Shares	Amount	Paid In Capital	Development	Deficit

Inception, July 21, 2004	-	-	-	-	-

Acquisition of Innovative Oncology Limited	1,500	$ 2	$ (2)	$ -	$ -

Net loss				$ (270,758)	$ (270,758)

Balance, August 31, 2004	1,500	$ 2	$ (2)	$ (270,758)	$ (270,758)

The accompanying notes are an integral part of these financial statements.

Innovate Oncology, Inc.
(A Development Stage Company)
Consolidated Statements of Cash flows

From inception
	Period ended	July 21, 2004 to
	August 31, 2004	August 31, 2004

Cash flows from operating activities
Net loss	$ (270,758)	$ (270,758)
Adjustments to reconcile net loss
to cash used in operating activities
Changes in operating assets and liabilities	270,758	270,758

Net cash from operating activities	$ -	$ -

Cash from investing activities	$ -	$ -

Cash from financing activities	$ -	$ -

Net increase in cash and cash equivalents	$ -	$ -

Cash and equivalents at beginning of period	-	-

Cash and equivalents at end of period	$ -	$ -

Supplemental information
No cash was paid for interest and taxes.
The company issued 1,500 shares of common stock to acquire Innovative Oncology Limited.

The accompanying notes are an integral part of these financial statements.

INNOVATE ONCOLOGY, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Presentation

On July 21, 2004, Innovate Oncology, Inc. (Innovate) was incorporated in Delaware and acquired 100% of the outstanding shares of Innovative Oncology Limited (Innovative), a United Kingdom corporation, from Bioaccelerate, Inc. (Bioaccelerate), a Delaware corporation, in exchange for 1,500 shares of its common stock. Innovative had no assets, liabilities or operations. Innovate's sole shareholder is Bioaccelerate.

Principles of Consolidation

The consolidated financial statements include the accounts of Innovate and Innovative. All significant inter-company accounts and transactions have been eliminated.

Liquidity

Bioaccelerate has confirmed to the Directors of the Company that it will provide financial support for the next twelve months.

Nature of Business

The Company is a development stage company. Its business strategy is to accelerate and commercialize suitable Oncology compounds. The Company has established relationships with leading academic institutions involved in research and development of possible compounds. The Company provides investment to bridge innovation with capital markets creating economic and time efficiencies which can advance the development of the final product. The Company leverages a network of financial and development resources to enable a product focused fast track commercialization of products in our portfolio.

Concentrations of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Cash and Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Research and Development

Costs and expenses that can be clearly identified as research and development are charged to expense as incurred in accordance with FASB statement No. 2, Accounting for Research and Development Costs.

Foreign Currency Translation

The Company's primary functional currency is the British Pound. Assets and liabilities are translated using the exchange rates in effect at the balance sheet date. Expenses are translated at the average exchange rates in effect during the year. Translation gains and losses not reflected in earnings are reported in accumulated other comprehensive losses in stockholders' deficit.

Significance of Estimates

The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures contained in these financial statements. Actual results could differ from those estimates.

Stock Based Compensation

The Company has elected to adopt the disclosure only provisions of SFAS No. 148 and will continue to follow APB Opinion No. 25 and related interpretations in accounting for stock options granted to its employees and directors. Accordingly, employee and director compensation expense is recognized only for those options whose price is less than the market value at the measurement date. When the exercise price of the employee or director stock options is less then the estimated fair value of the underlying stock on the grant date, the Company records deferred compensation for the difference and amortizes this amount to expense in accordance with FASB Interpretation No. 28, Accounting for Stock Appreciation Rights and Other Variable Stock Options or Award Plans, over the vesting period of the options.

Stock options and warrants issued to non-employees are recorded at their fair value as determined in accordance with SFAS No. 123 and Emerging Issues Task Force (EITF) No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring or in Conjunction With Selling Goods or Services, and recognized over the related service period. .

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock Based Compensation (continued)

During 2004, the Company issued 1,000,000 five year common stock warrants exercisable at $1.00 in connection with the $5 million Credit Facility with Bioaccelerate. No value has been attached to these warrants.

Loss per Share

In accordance with SFAS No. 128, Earnings Per Share, and SEC Staff Accounting Bulletin (SAB) No. 98, basic net loss per common share is computed by dividing net loss for the period by the weighted average number of common shares outstanding during the period. Under SFAS No. 128, diluted net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common and common equivalent shares, such as stock options and warrants, outstanding during the period. Such common equivalent shares have not been included in the computation of net loss per share as their effect would have been anti-dilutive.

Income Taxes

Income taxes are recorded in accordance with SFAS No. 109, Accounting for Income Taxes. This statement requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in the financial statements or tax returns. Measurement of the deferred items is based on enacted tax laws. In the event the future consequences of differences between financial reporting bases and tax bases of the Company's assets and liabilities result in a deferred tax asset, SFAS No. 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such assets. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some portion, or all, of the deferred tax asset will not be realized.

The Company is subject to income taxes in the United States of America, United Kingdom, and the state of New York. As of August 31, 2004, the Company had net operating loss carry forwards for income tax reporting purposes of approximately $271,000 that may be offset against future taxable income through 2024. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments

The Company's financial instruments include accrued expenses and amounts due to Bioaccelerate. Because of the short- term nature of the accrued expenses, their fair value approximates their recorded value. Because of the related party nature of the amounts due to Bioaccelerate, no fair value can be computed. The Company does not have material financial instruments with off-balance sheet risk.

New Accounting Pronouncements

Accounting standards and interpretations issued by the Financial Accounting Standards Board (FASB) may have a material impact on the Company's financial statements. The adoption of recently enacted FASB standards and interpretations has not had a material effect on the Company's financial condition, results of operations or liquidity.

NOTE 2- EQUITY TRANSACTIONS

On July 21, 2004, the Company issued 1,500 shares of its common stock to Bioaccelerate Inc in exchange for all of the outstanding common stock of Innovative Oncology Limited

On July 21, 2004, in conjunction with the securing of a $5 million credit facility from Bioaccelerate, the Company issued one million five-year warrants to purchase one million of its common stock at $1 per share. No value has been attached to these warrants.

NOTE 3 CONCENTRATIONS AND COMMITMENTS

Due to Related Parties

The Company's sole source of funds has been through a $5 million credit facility with Bioaccelerate, its sole shareholder. The facility is repayable in the event that the Company raises at least $10 million in equity funding and bears interest at 2% over U.S. Treasury rate. The first funding occurred at the end of August and totaled $214,238. Because the funding was at the end of the period, no interest was owed or accrued at August 31, 2004.

Lease with Related Party

The Company leases its office facilities in New York and London, from Bioaccelerate, for aggregate monthly rents of approximately $9,000 on a month-to-month basis. Rent expense totaled $18,000 during the period.

HAMPTON BERKSHIRE INSURANCE & FINANCIAL INC,.

AND INNOVATE ONCOLOGY, INC.

PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Hampton Berkshire Insurance & Financial

Inc. (a Nevada corporation) ("PARENT") as of June 30, 2004 and the balance sheet of Innovate Oncology, Inc. (a Delaware corporation) ("SUBSIDIARY") as of August 31, 2004, accounting for the transaction as a reorganization of SUBSIDIARY in a manner similar to a reverse purchase with the issuance of common stock of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of June 30, 2004.

The following unaudited proforma condensed combined statement of operations combines the results of operations of PARENT for the twelve months ended June 30, 2004 and the results of operations of SUBSIDIARY for the year ended August 31, 2004 as if the transaction had occurred at the beginning of the periods. The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements arenot necessarily indicative of the combined financial position, had the acquisition occurred at the end of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

HAMPTON BERKSHIRE INSURANCE & FINANCIAL, INC.

AND INNOVATE ONCOLOGY, INC.

PROFORMA CONDENSED COMBINED BALANCE SHEET

August 31, 2004

ASSETS

[Unaudited]

Hampton Berkshire

Insurance & Fin. Innovate Oncology, Proforma

June 30, 2004 . August 31,2004 Increase Proforma

[PARENT] [SUBSIDIARY] (Decrease) Combined

____________ _________________ __________ ____________

ASSETS:

Cash $ - $ - $ $ -

FIED ASSETS

Goodwill 53,950

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

Accounts payable $ 8,929 $ 214,238 $ $ 223,167

Accrued expenses - 56,520 56,520

Accrued Interest 2,528 - 2,528

Notes Payable 25,140 - 25,140

____________ _________________ __________ ____________

Total Liabilities 36,597 270,758 - 307,355

____________ _________________ __________ ____________

STOCKHOLDERS' EQUITY:

Preferred stock - - -

[A](23,171)

[B] 15,900

Common stock 24,624 17,353

Additional paid [A] 23,171

in capital 4,775,977 0 [C](4,799,148) 0

Deficit

accumulated

during development

stage (4,837,198) (270,758) [C] 4,837,198 (270,758)

Other Comprehensive

Income - - -

____________ _________________ __________ ____________

Total

Stockholders'

Equity (36,597) (270,758) - (253,405)

____________ _________________ __________ ____________

Total Liabilities and

Stockholders' Equity $ 0 $ 0 $ $ 53,950

____________ _________________ __________ ____________

See Notes To Unaudited Proforma Condensed Financial Statements.

HAMPTON BERKSHIRE INSURANCE & FINANCIAL, INC.

AND INNOVATE ONCOLOGY, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

[Unaudited]

Hampton Berkshire

Insurance & Fin Innovate Oncology, Proforma

ancial Inc Inc

June 30, 2004 Aug 31, 2004 Increase Proforma

[PARENT] [SUBSIDIARY] (Decrease) Combined

____________ _________________ __________ ____________

REVENUE $ - $ - $ $ -

____________ _________________ __________ ____________

EXPENSES:

General and

administrative 5,292 270,758 276,050

____________ _________________ __________ ____________

Total Expenses 5,292 270,758 276,050

____________ _________________ __________ ____________

INCOME (LOSS) FROM

OPERATIONS (5,292) (270,758) (276,050)

____________ _________________ __________ ____________

OTHER INCOME (EXPENSE)

Minority interest (681) - (681)

____________ _________________ __________ ____________

Total Other

Income (Expense) (681) - (681)

INCOME (LOSS) FROM

OPERATIONS BEFORE

PROVISION FOR TAXES (5,973) (270,758) (276,731)

PROVISION FOR

INCOME TAXES - - -

____________ _________________ __________ ____________

INCOME (LOSS) FROM

CONTINUING

OPERATIONS (5,973) (270,758) (276,731)

____________ _________________ __________ ____________

DISCONTINUED OPERATIONS:

Loss from

operations of

discontinued

bison breeding

business - - -

____________ _________________ __________ ____________

NET INCOME (LOSS) $ (5,973) $ (270,758)$ - $ (276,731)

____________ _________________ __________ ____________

BASIC NET (LOSS) PER COMMON SHARE $ (.00)

See Notes To Unaudited Proforma Condensed Financial Statements.

HAMPTON BERKSHIRE INSURANCE & FINANCIAL, INC.

AND INNOVATE ONCOLOGY, INC.

NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

NOTE 1 - MOBILE DESIGN CONCEPTS, INC.

Hampton Berkshire Insurance and Financial, Inc.(PARENT) formally known as First Capital Resources.com, Inc. (the "Company") is a Nevada corporation, having first been incorporated under the name Jackal Industries, Inc., pursuant to the laws of Utah on April 16, 1986, and subsequently reorganized under the laws of Nevada on December 30, 1993. During 1998, the Company ceased all business operations. The Company's name was changed to First Capital Resources.com, Inc., on April 13, 1999. On February 7, 2003 the Company changed its name to Hampton Berkshire Insurance and Financial, Inc. The Company has no products or services as of June 30, 2004. discontinued its mobile kiosk business effective December 31, 2002 and has been considering other business opportunities since that time.

NOTE 2 - BIOACCELERATE, INC.

On July 21, 2004, Innovate Oncology, Inc. (Innovate) (SUBSIDIARY) was incorporated in Delaware and acquired 100% of the outstanding shares of Innovative Oncology Limited (Innovative), a United Kingdom corporation, from Bioaccelerate, Inc. (Bioaccelerate), a Delaware corporation, in exchange for 1,500 shares of its common stock. Innovative had no assets, liabilities or operations. Innovate's sole shareholder is Bioaccelerate

NOTE 3 - PROFORMA ADJUSTMENTS

On August 23, 2004, SUBSIDIARY entered into an Acquisition Agreement with PARENT . The agreement called for PARENT to issue up to 15,900,000 post-split shares of common stock to the shareholders of SUBSIDIARY for 100% of the outstanding shares of SUBSIDIARY's common stock in a transaction wherein SUBSIDIARY would became a wholly- owned subsidiary of PARENT.

The ownership interests of the former owners of SUBSIDIARY in the combined enterprise will be greater than that of the ongoing shareholders of PARENT and, accordingly, the management of SUBSIDIARY will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of SUBSIDIARY, wherein SUBSIDIARY purchased the assets of PARENT and accounted for the transaction as a reverse purchase for accounting purposes.

Proforma adjustments on the attached financial statements include the following:

[A]To record the Cancellation of 19,101,880 shares of common stock of the PARENT and the subsequent 3.8-for-1 reverse stock split.

[B]To issue 15,900,000 shares of common stock to the SUBSIDUARY pursuant to the Agreement and Plan of Reorganization.

[C]To eliminate the equity accounts of SUBSIDIARY, to eliminate the accumulated deficit of PARENT and Additional Paid in Capital to reflect the reverse takeover by the SUBSIDIARY for accounting purposes.

NOTE 4 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.